Oppenheimer Equity Fund

Supplement dated November 21, 2016 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated March 28, 2016

This supplement amends the Summary Prospectus, Prospectus and Statement of Additional Information of Oppenheimer Equity Fund (the “Fund”), each dated March 28, 2016, and is in addition to any other supplements. Capitalized terms used herein are as defined in the Prospectus.

The Board of Trustees of the Fund has determined that it is in the best interests of the Fund that the Fund reorganize with and into Oppenheimer Main Street Fund, a series of Oppenheimer Main Street Funds ("Main Street Fund”) and that the interests of the Fund’s existing shareholders would not be diluted as a result of the reorganization. The Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to be entered into between the Fund and Main Street Fund, pursuant to which Main Street Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of Main Street Fund (the "Reorganization"). If the Reorganization takes place, shareholders of the Fund will receive corresponding shares of Main Street Fund, in each case equal in value to the value of the net assets of the shares of the Fund held immediately prior to the Reorganization. The shares of Main Street Fund to be received by shareholders of the Fund will be issued at net asset value and without a sales charge. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Following the Reorganization, the Fund will liquidate and dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. Shareholders of record as of December 5, 2016 will be entitled to vote on the Reorganization of the Fund and will receive a combined prospectus and proxy statement describing the Reorganization and the shareholder meeting. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about January 5, 2017. The anticipated date of the shareholder meeting is on or about February 10, 2017. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization of the Fund is expected to take place on or about March 17, 2017.

November 21, 2016	PS0420.049

Oppenheimer Equity Fund

Supplement dated October 5, 2016 to the

Summary Prospectus dated March 28, 2016

This supplement amends the Summary Prospectus of Oppenheimer Equity Fund (the “Fund”), dated March 28, 2016 and is in addition to any other supplement(s).

The Summary Prospectus is revised as follows:

1.	The section titled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Laton Spahr, CFA, has been a portfolio manager and Vice President of the Fund since March 2013. Paul Larson has been a portfolio manager of the Fund since October 2016.

October 5, 2016	PS0420.048

OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

OPPENHEIMER CORE BOND FUND

OPPENHEIMER EQUITY FUND

OPPENHEIMER INTERNATIONAL VALUE FUND

OPPENHEIMER ROCHESTER® FUND MUNICIPALS

OPPENHEIMER ROCHESTER® LIMITED TERM NEW YORK MUNICIPAL FUND

OPPENHEIMER STEELPATH MLP ALPHA FUND

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

OPPENHEIMER STEELPATH MLP INCOME FUND

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Supplement dated March 28, 2016 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

This supplement amends the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) of each of the above-referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective September 28, 2016:

1.	All references in the Summary Prospectus, Prospectus and SAI to “Oppenheimer Cash Reserves,” “Oppenheimer Institutional Money Market Fund,” and “Oppenheimer Money Market Fund” are deleted and replaced by references to “Oppenheimer Government Cash Reserves,” “Oppenheimer Institutional Government Money Market Fund” and “Oppenheimer Government Money Market Fund,” respectively.

March 28, 2016	PS0000.145

OPPENHEIMER
Equity Fund
Summary Prospectus	March 28, 2016
NYSE Ticker Symbols
Class A	OEQAX
Class B	OEQBX
Class C	OEQCX
Class R	OEQNX
Class Y	OEQYX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/EquityFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated March 28, 2016, and through page 49 of its most recent Annual Report, dated December 31, 2015, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/EquityFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 14 of the prospectus and in the sections "How to Buy Shares" beginning on page 48 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	None	None

Annual Fund Operating Expenses*
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class R	Class Y
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.23%	0.24%	0.24%	0.24%	0.23%
Total Annual Fund Operating Expenses	1.03%	1.79%	1.79%	1.29%	0.78%

* Expenses have been restated to reflect current fees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$675	$886	$1,114	$1,768	$675	$886	$1,114	$1,768
Class B	$683	$868	$1,178	$1,735	$183	$568	$978	$1,735
Class C	$283	$568	$978	$2,124	$183	$568	$978	$2,124
Class R	$132	$412	$712	$1,566	$132	$412	$712	$1,566
Class Y	$80	$250	$435	$970	$80	$250	$435	$970

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities (including borrowings for investment purposes). The 80% investment policy is a non-fundamental investment policy and will not be changed without 60 days' advance notice to shareholders. The Fund may also invest in debt securities when the portfolio managers believe it may be advantageous in seeking capital appreciation. The Fund normally invests primarily in medium- and large-capitalization companies that are more established than smaller companies, but may invest in smaller-capitalization companies to the extent that the Fund considers appropriate. The Fund may also invest in companies located outside of the United States.

In selecting investments for the Fund's portfolio, the portfolio managers use an investment process that combines both "value" and "growth" investment styles. A value strategy seeks to identify issuers whose securities are undervalued in the marketplace. The portfolio managers consider a number of factors such as the ratio of the stock's price to the company's earnings, the value of its assets and its management strength. A low price/earnings ratio may indicate that a stock is undervalued. A growth style looks for companies whose stock price may increase at a greater rate than the overall market. These issuers may be entering a growth phase, marked by increases in earnings, sales, cash flows, or other factors that suggest that the stock price may increase more rapidly.

With respect to the growth strategy, the portfolio managers construct the portfolio using both a "bottom up" analysis of individual issuers, which includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development and industry position and a "top down" analysis where overall market, sector and individual trends are considered. The portfolio manager for the value strategy uses a "bottom up" analysis in construction of that portion of the portfolio. The portfolio managers focus on factors that may vary over time and in particular cases. Currently they look for:

■

Individual stocks that are attractive based on fundamental stock analysis and company characteristics;

■

Growth stocks of companies that have projected earnings in excess of the average for their sector and industry;

■

Value stocks with compelling long-term business prospects.

The portfolio managers monitor individual issuers for changes in business fundamentals and valuation, which may trigger a decision to sell a security, but does not require such a decision.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stocks. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Mid-Cap Companies. Mid-cap companies generally involve greater risk of loss than larger companies. The prices of securities issued by mid-sized companies may be more volatile and their securities may be less liquid and more difficult to sell than those of larger companies. They may have less established markets, fewer customers and product lines, less management depth and more limited access to financial resources. Mid-cap companies may not pay dividends for some time, if at all.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause a fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

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Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

Who Is the Fund Designed For? The Fund is designed for investors seeking capital appreciation. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a moderately aggressive fund that invests primarily in common stocks. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 https://www.oppenheimerfunds.com/fund/EquityFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 19.35% (2nd Qtr 09) and the lowest return for a calendar quarter was -27.29% (4th Qtr 08). For the period from January 1, 2015 to December 31, 2015 the cumulative return before sales charges and taxes was -0.29%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years	10 Years
Class A Shares (inception 10/02/47)
Return Before Taxes	(6.02)%	8.72%	4.95%
Return After Taxes on Distributions	(8.08)%	8.11%	4.19%
Return After Taxes on Distributions and Sale of Fund Shares	(1.71)%	6.89%	3.91%
Class B Shares (inception 05/03/93)	(5.55)%	8.76%	4.99%
Class C Shares (inception 08/29/95)	(1.96)%	9.08%	4.65%
Class R Shares (inception 03/01/01)	(0.53)%	9.64%	5.16%
Class Y Shares (inception 06/01/94)	(0.09)%	10.22%	5.74%
S&P 500 Index	1.38%	12.57%	7.31%
(reflects no deduction for fees, expenses or taxes)
Russell 1000 Index	0.92%	12.44%	7.40%
(reflects no deduction for fees, expenses or taxes)

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Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. Michael Kotlarz has been a portfolio manager and Vice President of the Fund since June 2012. Laton Spahr, CFA, has been a portfolio manager and Vice President of the Fund since March 2013.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Equity Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/EquityFund. You can also request additional information about the Fund or your account:

Telephone	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR0420.001.0316